Geovic Reports Progress on Improvement
Programs for the Nkamouna Cobalt Project

DENVER, COLORADO--(Marketwire - April 3, 2009) - Geovic Mining Corp. ("Geovic" or the "Company") (TSX:GMC)(OTCBB:GVCM), on behalf of its 60%-owned subsidiary Geovic Cameroon PLC (GeoCam), is pleased to announce progress on bench scale tests and process evaluation programs described in its January 23, 2009 press release concerning the Nkamouna cobalt-nickel-manganese project (Project) in Cameroon, Africa.

Geovic continues to target completion of the previously announced concentration and process tests in the third quarter of 2009. Thereafter, an updated feasibility study is expected to be commenced to incorporate related improvements in Nkamouna's development plans. In the meantime, site development activities are continuing on a limited basis until results of the new studies are completed.

The Company continues to pursue the following:

  Completion of bench and pilot scale testing, described below

  Completion of an updated Canadian 43-101 compliant reserve/resource statement

  Project debt and/or equity financing

  Selection of contractors to update the feasibility study and resume final engineering/design.

New project capital and operating cost estimates are expected to be based on the following:

  Costs that are currently lower than those used in previous studies concerning freight, equipment, engineering and construction services, as well as bulk supplies for piping, concrete, steel, fuel, labor, and electrical components

  A detailed evaluation to determine optimum plant throughput and cobalt production rates

  An optimized mine plan and production schedule based on updated reserve estimates

Samples for Testing:

To accomplish the aforementioned test programs, the following samples were recently shipped to the U.S. from Cameroon:

  Six tonnes of physically upgraded (PUG) concentrates obtained from 38 tonnes of Nkamouna ore

  Seven tonnes of run-of-mine ore, with an additional nine tonnes available if needed

  500 kilograms of high grade ore to test the early production of high grade ore anticipated at the Nkamouna plant

Process Technology Update:

  Magnetic separation tests continue, aiming to further upgrade PUG concentrates that have been previously well-established using washing and particle-sizing separation methods.
  GeoCam has engaged international laboratories and consulting personnel that specializein the application of magnetic, gravity, and electrostatic separation methods to furtherupgrade the PUG concentrate. Initial tests are being conducted on a bench scale, but pilotscale tests are planned to follow on larger samples which are readily available. These testprograms are expected to provide sufficient information to design the integration of suchmethods into a commercial plant.

  Hazen Research, GeoCam's prime metallurgical laboratory for the past five years, has completed more than 45 bench scale tests to thoroughly evaluate the application of improved pyrite leach chemistry (using iron sulfide and sulfuric acid rather than sulfur dioxide gas). Hazen is in the process of completing a pilot scale leach test on 3.5 tonnes of PUG concentrates.

  Based on ongoing tests, GeoCam is pleased to announce the pyrite leaching process being tested at Hazen, and proposed for the commercial plant, will be performed at atmospheric pressure and modest temperatures, similar to previously proposed leach processes.

  GeoCam has engaged the Sherritt/Dynatec groups to test, evaluate, and provide design criteria and preliminary capital and operating cost estimates for replacing the more complex solution-processing technologies (proposed in the September 2008 Feasibility Optimization Study) with conventional solvent extraction equipment and reagents, all at reduced process risks.

2008 Drill and 2009 Assaying Programs

  Drill samples collected from the 13-month drill program ended in February 2009 continue to be assayed, with completion of this process expected by mid-year.
  Meanwhile, survey and geologic data on the greatly expanded data bases at Nkamounaand Mada are being verified, compiled, and formatted for updated reserve/resourcereports.

  Consequently, the Company is still targeting publication of a new Canadian NI 43-101 compliant reserve/resource statement by the end of the third quarter of 2009.

Geovic Background

Geovic is a U.S.-based corporation whose principal asset is a significant cobalt-nickel-manganese deposit in the Republic of Cameroon. Additionally, the company controls a diverse portfolio of energy, precious metals, base metals, and uranium projects in the United States, operated through its wholly-owned subsidiary Geovic Energy (www.geovicenergy.com).

Additional Company and project information may be found on the websites www.sedar.com and www.sec.gov.

On behalf of the Board
John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of applicable Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the future price of metals; the estimation of mineral reserves and resources; the timing and amount of estimated future production, anticipated completion date for programs related to the Project, costs of production, and capital expenditures; costs and timing of the development of new deposits; and success of exploration activities, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as "proposes", "expects", "is expected", "scheduled", "estimated", "intends", or variations of such words and phrases or state that certain actions, events or results "will" occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

For more information, please contact

Geovic Mining Corp.
Andrew C. Hoffman, CFA
VP, Investor Relations
(720) 350-4130 or Toll Free: 1-888-350-4130
Email: ahoffman@geovic.net
Website: wwwgeovic.net

or

Vanguard Shareholder Solutions
(604) 608-0824 or Toll Free: 1-866-801-0779
Email:   ir@vanguardsolutions.ca

or

Torrey Hills Capital
(858) 456-7300
Email:   info@torreyhillscapital.com